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                                                                   EXHIBIT 10.23


                                    July ___,  1996



FTP Software, Inc.
100 Brickstone Square, Fifth Floor
Andover, Massachusetts  01810

     Re:  Firefox Communications, Inc.

Ladies and Gentlemen:

     The undersigned understands that FTP Software, Inc., a Massachusetts corporation ("PARENT"), Firefox Acquisition Corp., a wholly owned subsidiary of Parent ("MERGER SUB"), and Firefox Communications Inc., a Delaware corporation (the "COMPANY"), have entered into an Amended and Restated Agreement and Plan of Merger dated May 21, 1996 (as amended and restated and in effect from time to time, the "MERGER AGREEMENT"), pursuant to which Merger Sub would be merged (the "MERGER") with and into the Company, and each outstanding share of common stock, par value $.001 per share, of the Company ("COMPANY COMMON STOCK") would be converted into the right to receive (a) that number of shares of common stock, par value $.01 per share, of Parent ("PARENT COMMON STOCK") that equals the amount obtained by dividing (i) $50,000,000 divided by the number of shares of Company Common Stock issued and outstanding immediately prior to the effective time of the Merger (the "OUTSTANDING FIREFOX SHARES") by (ii) the average closing price of the Parent Common Stock as quoted on the Nasdaq National Market for the 10 trading days immediately preceding the date of the Firefox Meeting, subject to the provisions in the Merger Agreement relating to fractional shares, and (b) cash in the amount of $10,000,000 divided by the number of Outstanding Firefox Shares, subject to adjustment as described in the Merger Agreement. Capitalized terms not otherwise defined herein are used herein as defined in the Merger Agreement.

     Parent has requested the undersigned to agree, and the undersigned has agreed, with Parent as follows:

     1.   Certain Transfer Restrictions.

     The undersigned has been advised that the issuance of shares of Parent Common Stock to the undersigned, if any, pursuant to the Merger will be registered under the Securities Act
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of 1933, as amended ("SECURITIES ACT"), pursuant to a registration statement on
Form S-4. The undersigned has also been advised that, if the undersigned is an "affiliate" of the Company at the time the Merger is submitted to a vote of the stockholders of the Company, Rule 145 under the Securities Act will restrict the undersigned's sales of shares of Parent Common Stock, if any, received by the undersigned in the Merger. Nothing contained herein shall be construed as an admission that the undersigned is an "affiliate" of the Company. The undersigned has been advised that if the undersigned is so subject to Rule 145, the undersigned may not sell or otherwise dispose of any such shares of Parent Common Stock except in accordance with Rule 145(d) under the Securities Act or pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act.

     The undersigned understands and agrees that:

     (i) Parent is under no obligation to register the sale, transfer or other disposition of the shares of Parent Common Stock, if any, to be received by the undersigned in the Merger except as set forth in written agreements, if any, with or for the benefit of the undersigned that may have been entered into by Parent.

     (ii) Stop transfer instructions will be given to the transfer agent of Parent with respect to the shares of Parent Common Stock, if any, to be received by the undersigned in the Merger, and there will be placed on the certificate representing such stock, or any certificates delivered in substitution therefor, a legend stating in substance:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933 (THE "ACT") APPLIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH RULE 145(d) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE ACT."

     (iii) Unless the transfer by the undersigned of the shares of Parent Common Stock, if any, to be received by the undersigned in the Merger is a sale made in conformity with the provisions of Rule 145(d), or is made pursuant to a registration statement under the Securities Act, Parent reserves the right to put an appropriate Securities Act legend on the certificate issued to a transferee.

     In connection with the foregoing, Parent represents and agrees as follows:

     (i) For so long as and to the extent necessary to permit the undersigned to sell the shares of Parent Common Stock, or any permitted transferee of any such shares to

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sell such shares, pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Securities Act, Parent shall use its best efforts to file, on a timely basis, all reports required to be filed by it with the Securities and Exchange Commission ("SEC") pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), so long as it is subject to such requirement, shall furnish to the undersigned or any such transferee upon request a written statement as to whether Parent has complied with such reporting requirements during the 12 months preceding any proposed sale under Rule 145 and shall otherwise use its reasonable best efforts to permit such sales pursuant to Rule 145 and Rule 144.

     (ii) Parent agrees that the stop transfer instructions and legends referred to above in this section 1 shall be promptly terminated or removed if the undersigned or any such transferee shall have delivered to Parent a copy of a letter from the staff of the SEC or an opinion of counsel with recognized expertise in securities law matters and reasonably acceptable to Parent, in form and substance reasonably satisfactory to Parent, to the effect that such instructions and legends are not required for the purposes of the Securities Act.

     2.  Miscellaneous.

     This letter agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     Please indicate your agreement with the foregoing by signing the acknowledgment below on the enclosed copies of this letter, and returning the same to the undersigned, whereupon this letter agreement shall become an effective agreement between Parent and the undersigned.

                              Very truly yours,


                                  ---------------------------------

                              By:
                                  ---------------------------------
                              Name:
                              Title:

Acknowledged and agreed as of
the date hereof:

FTP SOFTWARE, INC.

By
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     Name:
     Title:






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